ANNUAL MEETING OF STOCKHOLDERS MAY 12, 2020

chairman, president and chief executive officer

ITEMS OF BUSINESS ELECTION OF 13 DIRECTORS

NOMINATED DIRECTORS Robert Malcolm AnthonyPalmer Juan Perez WendySchoppert David Shedlarz Michele Buck Pamela Arway James Brown Victor Crawford Charles Davis Mary Kay Haben James Katzman Diane Koken

BOARD RECOMMENDATION The board recommends a vote for each of the director nominees

ITEMS OF BUSINESS
ELECTION OF 13 DIRECTORS
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Board recommendation. The board recommends a vote for ratification of the appointment of Ernst & Young LLP as independent auditors for 2020

ITEMS OF BUSINESS
ELECTION OF 13 DIRECTORS
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
ADVISE ON NAMED EXECUTIVE OFFICER COMPENSATION

The Board recommends a vote FOR approval, on a non-binding advisory basis, of the Company’s named executive officer compensation
The Board recommends a vote FOR approval, on a non-binding advisory basis, of the Company’s named executive officer compensation

ITEMS OF BUSINESS
ELECTION OF 13 DIRECTORS
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
ADVISE ON NAMED EXECUTIVE OFFICER COMPENSATION
VOTING

ITEMS OF BUSINESS
ELECTION OF 13 DIRECTORS
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
ADVISE ON NAMED EXECUTIVE OFFICER COMPENSATION
VOTING
BUSINESS REVIEW

FORWARD-LOOKING STATEMENTS
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Many of these forward-looking statements can be identified by the use of words such as “intend,” “believe,” “expect,” “anticipate,” “should,” “planned,” “projected,” “estimated,” and “potential,” among others. These statements are made based upon current expectations that are subject to risk and uncertainty. Because actual results may differ materially from those contained in the forward-looking statements, you should not place undue reliance on the forward-looking statements when deciding whether to buy, sell or hold the company's securities. Factors that could cause results to differ materially include, but are not limited to: risks related to the impact of the COVID-19 global pandemic on our business, suppliers, distributors, consumers, customers, and employees; the scope and duration of the pandemic; government actions and restrictive measures implemented in response to the pandemic, including the continuation of social distancing guidelines and stay at home orders; disruptions or inefficiencies in our supply chain due to the loss or disruption of essential manufacturing or supply elements or other factors; issues or concerns related to the quality and safety of our products, ingredients or packaging; changes in raw material and other costs, along with the availability of adequate supplies of raw materials; the company’s ability to successfully execute business continuity plans to address the COVID-19 pandemic and resulting changes in consumer preferences and the broader economic and operating environment; selling price increases, including volume declines associated with pricing elasticity; market demand for our new and existing products; increased marketplace competition; failure to successfully execute and integrate acquisitions, divestitures and joint ventures; changes in governmental laws and regulations, including taxes; political, economic, and/or financial market conditions; risks and uncertainties related to our international operations; disruptions, failures or security breaches of our information technology infrastructure; our ability to hire, engage and retain a talented global workforce; our ability to realize expected cost savings and operating efficiencies associated with strategic initiatives or restructuring programs; complications with the design or implementation of our new enterprise resource planning system; and such other matters as discussed in our Annual Report on Form 10-K for the year ended December 31, 2019 and our Quarterly Report on Form 10-Q for the quarterly period ended March 29, 2020. The company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

Our long-term strategies remain unchanged; we are investing in key differentiators that will continue to enable us to respond to the rapidly changing environment
We are reassured by our financial stability to manage through the pandemic, while endeavoring to create peer-leading shareholder value over the long-term
We remain confident in the strength of our category and brandsand our team, who is proactive and agile in managing our performance as the pandemic unfolds
WHAT WE WANT YOU TO LEAVE WITH TODAY

OUR TOP PRIORITY IS ENSURING THE PHYSICAL, MENTAL AND FINANCIAL WELL-BEING OF OUR TEAM
MANUFACTURING CORP & COMMERCIAL MANUFACTURING
Personal Protective Equipment Flexible scheduling limiting time in-store to least amount of shoppers
Option to stay-at-home, incentives for those who choose to remain active
Working remotely Equipment and technology to support remote work
Increased safety measures and stringent operating protocols Personal Protective Equipment
Option to stay-at-home, incentives for those who choose to come to work
SALES CORP & COMMERICAL PERSEVERING THROUGH TODAY
ENSURE HEALTH & SAFETY & MAINTAIN FOOD SUPPLY

AND OUR KEY PARTNERS IN THE BROADER VALUE CHAIN WHO RELY ON US
farmers | raw ingredient suppliers | manufacturing | distributors | retailers | consumers
PERSEVERING THROUGH TODAY
ENSURE HEALTH & SAFETY & MAINTAIN FOOD SUPPLY

OUR TEAMS HAVE RISEN TO THE CHALLENGE
<15
POSITIVE CASES
PERSEVERING THROUGH TODAY
>98%
CASE FILL RATE
~+3pts
CMG MARKET
SHARE
ENSURE HEALTH & SAFETY & MAINTAIN FOOD SUPPLY
Source: IRI 6 weeks ending 04/26/20

MILLIONS IN CASH, PRODUCT DONATIONS &
TECHNICAL RESOURCES
TO SUPPORT COVID-19 RESPONSE EFFORTS
DONATING PRODUCTS TO HOSPITALS
PARTNERING WITH
PERSEVERING THROUGH TODAY
INVESTING IN EQUIPMENT AND RESOURCES TO PRODUCE MASKS
SUPPORT OUR COMMUNITIES

CONSUMER BEHAVIOR COVID-19 IS AFFECTING CONSUMERS IN NUMEROUS WAYS
Shelter in place guidelines MACRO AND RETAIL CHANGES PERSEVERING THROUGH TODAY
ADAPT WITH CONSUMER Encouraged to wear masks in public
Retailers limiting occupancy and store hours
Households experiencing heightened financial pressure
E-Commerce struggling to keep pace with demand
Reduced number of trips and length of time in store; bigger basket size per trip
Shopping priorities have changed
Decreased discretionary income
Shift to online shopping

AND HAS HAD MANY IMPACTS ON OUR BUSINESS
—Incentives and rewards for front-line employees in manufacturing and sales
—Enhanced sanitation —Reduced away from home consumption
—Chocolate World store closures —Emerging market softness —Reduced Gum/Mint use while social distancing
—E-Commerce acceleration —Increased at-home chocolate consumption
—More family baking —Lower travel and entertainment expenses —Investment optimization and prioritization
PERSEVERING THROUGH TODAY
ADAPT WITH CONSUMER

CORE BUSINESS STRATEGIES REMAIN
INVESTING IN KEY DIFFERENTIATORS FOR LONG-TERM GROWTH
SECURING TOMORROW

WE DO THIS… BECAUSE WE BELIEVE THIS...
There’s more moments of goodness to be made
Drive Core U.S. Confection
Capture Better For You Snacking Occasions
Deliver Profitable International Growth
Invest in people, capabilitiesand communities
SECURING TOMORROW
STRATEGIES REMAIN

Long-standing values make our company a special place to work excellence making a difference integrity togetherness
SECURING TOMORROW STRATEGIES REMAIN

BUILDING HIGH PERFORMING AND DIVERSE TEAMS AND CULTURES
Board of Directors & Executive* 50% $.99
Peer-Leading Overall* 42% Total Workforce 50%
on the dollar compared to men**
Senior Leaders 32% DIVERSITY GENDER REPRESENTATION
ENGAGEMENT 84% +3pts vs worldwide benchmark
Enterprise Wide Engagement
89% Top 20% Worldwide
Salaried SECURING TOMORROW STRATEGIES REMAIN
* As of the proxy record date of 03/13/20.
** Based on salaried workforce in the U.S.
Source: Perceptyx, 2019 Gender Diversity Index (GDI) report published by Business Wire

ADVANCING OUR SUSTAINABILITY WORK
SECURING TOMORROW
INVESTING FOR GROWTH
Released Comprehensive Environmental Policy
Released Human Rights Policy
Joined Science Based Target Initiative
On track to deliver 100% certified cocoa goal in 2020
Signed UN Global Compact

FOCUSING WHERE WE CAN MAKE THE GREATEST IMPACT
ENVIRONMENT
Expand focus from owned facilities to entire greenhouse gas footprint
SUSTAINABLE FARMING
ETHICAL PRODUCTION
PACKAGING AND PLASTIC WASTE
CLIMATE CHANGE HUMAN RIGHTS HUMAN RIGHTS PACKAGING SOURCING
Specific targets and measurements for those who contribute to our success (employees + partners)
Increaserecycledcontentand reduceoverall materials across the entire packaging cycle
Expand direct sourcingand commodity focus with increased visibility
SECURING TOMORROW INVESTING FOR GROWTH

OUR VISION:
AN INNOVATIVE SNACKING POWERHOUSE
#2
IN U.S. SNACKING
SECURING TOMORROW
STRATEGIES REMAIN
Source: IRI ending 12/29/19

HERSHEY MARKET SHARE
LEADERSHIP ACROSS US CONFECTION SEGMENTS
Source: IRI ending 12/29/19
#1 44.4%
#3 7.8%
#1 36.7%
#3 11.2%
SECURING TOMORROW
STRATEGIES REMAIN

6% 20% 2019
Aspiration
11% 25% 2019
Aspiration
DIVERSIFYING TO CAPTURE INCREMENTAL GROWTH
BFY SNACKS % OF SALES
INTERNATIONAL & OTHER % OF SALES
Source: Company Financials; 2019 includes annualized ONE sales
SECURING TOMORROW
STRATEGIES REMAIN

BALANCED PLAN FOR 2020
MORE BRANDS ACTIVATED
STRONG INNOVATION
ADVANCE BFY PORTFOLIO

INCREMENTAL INVESTMENTS IN CAPABILITIES
Digital Commerce
ERP / Data / Technology
Addressable Media
Category Management
Supply Chain
Revenue Management
SECURING TOMORROW
INVESTING FOR GROWTH

DELIVERING TODAY
FINANCIAL STABILITY TO MANAGE THROUGH THE PANDEMIC
DELIVERING PEER-LEADING SHAREHOLDER VALUE
DRIVING SHAREHOLDER VALUE

STRONG FINANCIAL FOUNDATION
$8B Net Sales
Adj Operating Profit Margin 21.1%
Adj EPS Operating
Cash Flow $1.7B
$5.78 +7.8%
+10% +50bps +2.5% +40%
TOTAL SHAREHOLDER RETURN 2019
See appendix for reconciliation between GAAP and Non-GAAP for 2019 and 2018.
Source: Company Financials
FINANCIAL STABILITY
DRIVING SHAREHOLDER VALUE

$263 $263 $283 $404 $466 $394 $283 $304 $341 $394 $440 $476 $500 $526 $563 $610
$100 $125 $202 $403 $420 $159 $140 $150
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019
Share Buyback Dividends
STRONG TRACK RECORD OF RETURNING CASH TO SHAREHOLDERS
Source: Hershey Financials *Excludes shares repurchased in connection with the exercise of stock options
$402 Committed to a dividend payout ratio of at least 50%
~$6B in dividends and share repurchases* over the last 10 years
$M 362nd Consecutive Dividend FINANCIAL STABILITY DRIVING SHAREHOLDER VALUE

0 100 200 300 400 500 600 700 800 900
1/1/1999 6/1/1999 11/1/1999 4/1/2000 9/1/2000 2/1/2001 7/1/2001 12/1/2001 5/1/2002 10/1/2002 3/1/2003 8/1/2003 1/1/2004 6/1/2004 11/1/2004 4/1/2005 9/1/2005 2/1/2006 7/1/2006 12/1/2006 5/1/2007 10/1/2007 3/1/2008 8/1/2008 1/1/20096/1/2009 11/1/2009 4/1/2010 9/1/2010 2/1/2011 7/1/2011 12/1/2011 5/1/2012 10/1/2012 3/1/2013 8/1/2013 1/1/2014 6/1/2014 11/1/2014 4/1/2015 9/1/2015 2/1/2016 7/1/2016 12/1/2016 5/1/2017 10/1/2017 3/1/2018 8/1/2018 1/1/2019 6/1/2019 11/1/2019 4/1/2020
S&P 500 A SOLID INVESTMENT OVER THE LONG TERM
THE S&P 500 OVER THE LAST 20 YEARS
TOTAL SHAREHOLDER RETURN TOTAL SHAREHOLDER RETURN 2.0x
SHAREHOLDER RETURN DRIVING SHAREHOLDER VALUE
Source: Bloomberg

NET SALES GROWTH +2-4%
EPS GROWTH +6-8%
LONG-TERM GUIDANCE REMAINS THE SAME
SHAREHOLDER RETURN
DRIVING SHAREHOLDER VALUE

126 YEARS OF MANAGING THROUGH CHALLENGING MOMENTS IN TIME
“The more closely we work together, the more effectively we can contribute to the better health of mankind.” Milton Hershey
1894 2020

#strongertogether

ITEMS OF BUSINESS
ELECTION OF 13 DIRECTORS
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
ADVISE ON NAMED EXECUTIVE OFFICER COMPENSATION
VOTING
BUSINESS REVIEW
QUESTIONS AND ANSWERS

QUESTIONS & ANSWERS
Keep questions brief Limit to one topic
*All questions and answers will be posted on the Investor Relations’ website by May 19th, including those we are unable to get to during the live meeting today

ITEMS OF BUSINESS
ELECTION OF 13 DIRECTORS
RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
ADVISE ON NAMED EXECUTIVE OFFICER COMPENSATION
VOTING
BUSINESS REVIEW
QUESTIONS AND ANSWERS
VOTING RESULTS

Hershey

Appendix
Reconciliation of GAAP to Non-GAAP Information
For the year ended December 31, 2019

Appendix
Reconciliation of GAAP to Non-GAAP Information
For the year ended December 31, 2018